SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 15, 2001

CardioGenesis Corporation

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	0-28288 (Commission file number)	77-0223740 (IRS employer identification no.)

1049 Kiel Court, Sunnyvale, California (Address of principal executive offices)		94089 (Zip code)

Registrant’s telephone number, including area code	(408) 548-2100

Eclipse Surgical Technologies, Inc.

(Former name or former address, if changed since last report)

Item 5. Other Events.

      The Registrant’s shareholders, at the Annual Shareholder’s Meeting on June 15, 2001, approved an amendment to the Articles of Incorporation to change the name of the Registrant from Eclipse Surgical Technologies, Inc. to CardioGenesis Corporation. The Registrant anticipates that the trading symbol of its common stock on the Nasdaq National Market will be changed from ESTI to CGCP, effective with the opening of the market on Thursday, June 21, 2001.

      The Press Release, dated June 18, 2001, is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Item 7. Exhibits.

      (c)      Exhibits:

                 99.1       Press Release, dated June 18, 2001:

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2001

CARDIOGENESIS CORPORATION

(Registrant)

	By:	/s/ J. STEPHEN WILKINS

J. Stephen Wilkins
Chief Financial Officer

EXHIBIT INDEX

Sequentially
Numbered
Exhibit No.	Description	Page

99.1	Press Release, dated June 18, 2001.